UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2020

KORTH DIRECT MORTGAGE INC.

(Exact name of registrant as specified in its charter)

Florida	000-1695962	27-0644172
(State or other Jurisdiction	Commission File Number	(IRS Employer Identification No.)
of incorporation)

2937 SW 27th Avenue, Suite 307, Miami, FL 33133
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:             (305) 668-8485

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry Into a Material Definitive Agreement.

As set forth in Item 2.01, which Item 2.01 is incorporated herein by this reference, by Purchase Agreement dated and closed as of July 31, 2020, Korth Direct Mortgage Inc. acquired substantially all of the equity of J.W. Korth & Company Limited Partnership, a Michigan limited partnership and its general partner, J.W. Korth, LLC, a Florida limited liability company. See Item 2.01 for additional information concerning the Purchase Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Pursuant to an agreement dated and closed as of July 31, 2020 (the “Purchase Agreement”), Korth Direct Mortgage Inc. (the “Company”) acquired substantially all of the equity of J.W. Korth & Company Limited Partnership, a Michigan limited partnership (“JW Korth”), and its general partner, J.W. Korth, LLC, a Florida limited liability company. The Company’s acquisitions of JW Korth and J.W. Korth, LLC are together referred to as the “Acquisitions.”

The Company was founded by J W Korth with James W. Korth, its Chairman and Chief Executive Officer, and his daughter, Holly MacDonald-Korth, the Company’s President and Chief Financial Officer. Mr. Korth is the Managing Partner of JW Korth and Ms. MacDonald-Korth is JW Korth’s Managing Director and Chief Financial Officer. JW Korth is registered with the Securities and Exchange Commission as a broker-dealer and investment advisor, and with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer. Together, prior to closing of the Acquisitions Mr. Korth and Ms. McDonald-Korth together owned approximately 80% of JW Korth’s partnership interests and controlled the business and operations of JW Korth. JW Korth funded the organization and operation of the Company pursuant to a support agreement with the Company from inception until April 2019, at which time the Company became self-sustaining and J W Korth forgave a receivable owed to it by the Company. Until closing of the Acquisitions, the Company was controlled by JW Korth, which owned all of its voting common stock.

The Company originates, funds and services loans which it makes to commercial borrowers. The loans are held by the Company as lender. The Company funds its loans directly in the capital markets through issuance of Mortgage Secured Notes (“MSNs” or “Notes”), which are sold through JW Korth as underwriter through exemptions from registration available under Rule 144A, Regulation D, and other exemptions from registration. The Company and JW Korth determined that the Company could operate more efficiently if JW Korth became a wholly-owned subsidiary of the Company. JW Korth submitted its then-proposed sale to FINRA, as required by FINRA rules, and FINRA advised JW Korth that it could proceed with the closing.

Pursuant to the Purchase Agreement, as a condition of closing JW Korth agreed to distribute all of its 5,000,000 shares of common stock in the Company to its partners ratably in accordance with their partnership interests in JW Korth pursuant to exemptions from registration available under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated under the Securities Act.

Prior to the closing, J. W. Korth LLC owned 73.6% of the Common Capital interest of J W Korth and at closing received 3,680,000 shares of the Company. Simultaneously J W Korth LLC distributed the Company shares it received from J W Korth to its members James Korth and Holly MacDonald-Korth according to their membership interests which were 80% and 20% respectively.

At closing, after the distribution to its members of the Company shares distributed to J W Korth LLC, the Company acquired all of the membership interests in JW Korth LLC from Mr. Korth and Ms. MacDonald-Korth for consideration of the payment to (i) the Preferred Capital Interest partners of JW Korth of accrued and unpaid 6% dividends through July 31, 2020, and (ii) James Korth of $150,000 in payment of the value of his JW Korth LLC’s Common Capital Interest account.

As post-closing commitments the Company agreed to (i) retain Mr. Korth as the managing partner of JW Korth, Ms. MacDonald-Korth as JW Korth’s chief financial officer, and all other employees of JW Korth who were employed at closing of the Transactions; (ii) operate JW Korth as an SEC registered broker-dealer and investment advisor; (iii) pay the JW Korth Preferred Capital Interest Partners quarterly dividends concurrently with its payment of the Company’s Series A Preferred Stock dividends at least annually; (iv) in such years as it pays Series A Preferred dividends, redeem 25% annually of the JW Korth Preferred Capital Interest partners through a capital contribution to JW Korth; and (v) make a discretionary redemption of all accounts of the limited partners of JW Korth under the JW Korth partnership agreement. Upon redemption of the limited partners’ accounts and the payment of the other consideration to described above to the JW Korth partners, KDM will own 100% of the voting interests in JW Korth.

Total cash consideration for the Acquisitions at closing was $362,950.

Item 3.02. Unregistered Sales of Equity Securities

Pursuant to the Purchase Agreement described in Item 2.01, JW Korth agreed to distribute all of its 5,000,000 shares of common stock in the Company to JW Korth’s partners ratably in accordance with their partnership interests in JW Korth pursuant to exemptions from registration available under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.03	Purchase Agreement dated July 31, 2020, among Korth Direct Mortgage Inc., a Florida corporation; J.W. Korth & Company Limited Partnership, a Michigan limited partnership; and JW Korth LLC, a Florida limited liability company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2020	KORTH DIRECT MORTGAGE INC.

	By:	/s/ Holly C, MacDonald-Korth
Holly C. MacDonald-Korth, President